UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2006

Trinity Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2525 Stemmons Freeway, Dallas, Texas		75207-2401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-631-4420

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Director

On December 14, 2006, the Board of Directors of Trinity Industries, Inc. (the "Company") elected Adrian Lajous as an independent member of the Company’s Board of Directors, effective immediately. Mr. Lajous has not been appointed to any committees of the Board at this time. Mr. Lajous will receive non-employee director compensation as previously established for the other non-employee directors which is described in the Board Compensation Summary Sheet filed as exhibit 10.26 of the Company’s Form 10-Q Quarterly Report for the period ended September 30, 2006. Mr. Lajous was awarded 2,800 restricted stock units that convert to common stock upon retirement from the Board and vest immediately prior to the 2007 Annual Meeting. Mr. Lajous has no arrangement or understanding with any person regarding his selection as a director of the Company. Mr. Lajous does not have any related person transactions with the Company reportable under Item 404(a) of Regulation S-K. The December 14, 2006 press release regarding the election of Mr. Lajous is being filed with this Current Report on Form 8-K as Exhibit 99.1.

(e) Executive Compensation Matters:

On December 13, 2006 the Human Resources Committee (the "Committee") of the Board of Directors of the Company approved the 2007 base salaries for the named executive officers of the Company, as set forth in the following table. The changes are effective January 1, 2007 except for Mr. Menzies whose salary change was retroactive back to May 16, 2006 when he was promoted to Senior Vice President and his responsibilities were increased.

Name and Position / Base Salary
William McWhirter II, Senior Vice President and Chief Financial Officer / $425,000
Mark Stiles, Senior Vice President and Group President / $520,000
Stephen Menzies, Senior Vice President and Group President / $520,000
Martin Graham, President North American Freight Car / $437,000

The base salary of Mr. Timothy R. Wallace, Chairman, President and Chief Executive Officer of the Company, was unchanged.

The Committee also established a performance formula for the annual incentive program for fiscal 2007. For fiscal year 2007, the Committee established performance measures for the named executive officers based on certain profitability metrics and return on equity employed.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On December 14, 2006, the Board of Directors of the Company amended Section 1 of Article III of the Bylaws of Trinity Industries, Inc. to increase the number of directors from eight (8) to nine (9).

Item 9.01 Financial Statements and Exhibits.

The following is filed as an exhibit to this Report.

99.1 Press release by the Company dated December 14, 2006 announcing the election of Adrian Lajous as a director of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

December 15, 2006	By:	Michael G. Fortado

Name: Michael G. Fortado
Title: Vice President and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release by the Company dated December 14, 2006 announcing the election of Adrian Lajous as a director of the Company.